                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  June 24, 2002

                              UNIFIRST CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Massachusetts                   1-8504                    04-2103460
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)


                68 Jonspin Road, Wilmington, Massachusetts 01887
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (978) 658-8888
                                                           --------------

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On June 24, 2002, the Board of Directors of UniFirst Corporation (the "Company") decided to no longer engage Arthur Andersen LLP ("Arthur Andersen") as its independent auditors and instead engage Ernst & Young LLP ("Ernst & Young") to serve as the Company's independent auditors for the year ending August 31, 2002. The decision by the Board of Directors to replace Arthur Andersen with Ernst & Young was based on the recommendation of the Company's Audit Committee.

         Arthur Andersen's audit reports on the Company's consolidated financial statements for each of the years ended August 25, 2001 and August 26, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the years ended August 25, 2001 and August 26, 2000 and through the filing date of this Current Report on Form 8-K, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated June 26, 2002, stating its agreement with such statements.

         During the years ended August 25, 2001 and August 26, 2000 and through the filing date of this Current Report on Form 8-K, the Company did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

     EXHIBIT NO.          DESCRIPTION
     -----------          -----------

     16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 26, 2002.

     99.1                 Press release of the Company dated June 26, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   UNIFIRST CORPORATION



Date:  June 26, 2002               By:   /s/ Ronald D. Croatti
                                         --------------------------------------
                                         Name:   Ronald D. Croatti
                                         Title:  President and Chief
                                                 Executive Officer

                                   By:   /s/ John B. Bartlett
                                         --------------------------------------
                                         Name:   John B. Bartlett
                                         Title:  Senior Vice President

                                  EXHIBIT INDEX

     EXHIBIT NO.          DESCRIPTION
     -----------          -----------

     16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 26, 2002.

     99.1                 Press release of the Company dated June 26, 2002.